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                                                                   EXHIBIT 10.34

                                LICENSE AGREEMENT

     THIS AMENDED AND RESTATED LICENSE AGREEMENT (the "AGREEMENT") is entered into effective as of October 17, 2001 (the "EFFECTIVE DATE"), by and between SB OPERATINGCO, INC., a Delaware corporation ("SUREBEAM"), and THE TITAN CORPORATION a Delaware corporation ("LICENSEE").

                                    RECITALS

     WHEREAS, SureBeam is the owner, licensee or holder of certain Patent Rights (as defined in EXHIBIT A), software (the "LICENSED SOFTWARE") and Other Intellectual Property (as defined in EXHIBIT A);

     WHEREAS, Licensee and SureBeam Corporation ("HOLDCO") are parties to a certain Contribution Agreement dated as of August 4, 2000 and HoldCo and SureBeam are parties to a certain Contribution Agreement dated as of August 4, 2000 (collectively, the "CONTRIBUTION AGREEMENTS") whereby Licensee contributed certain of its assets and liabilities (the "TITAN ASSETS") to HoldCo and thereafter HoldCo contributed the Titan Assets to SureBeam;

     WHEREAS, as a part of such contributions Licensee and SureBeam entered into this License Agreement which became effective upon and simultaneously with the Contribution Agreements (the "LICENSE AGREEMENT");

     WHEREAS, pursuant to this License Agreement, SureBeam granted Licensee a fully-paid exclusive license to practice the inventions covered by the Patent Rights and any Improvements (as defined in EXHIBIT A) and Other Intellectual Property for medical sterilization applications in the Territory (as defined in EXHIBIT A); and

     WHEREAS, Licensee and SureBeam now desire to amend and restate the License Agreement in its entirety as set forth in this Amended and Restated License Agreement in light of, inter alia, augmentation of Licensee's contemplated field of use and changes to each party's licensing strategy.

     NOW THEREFORE, the parties agree as follows:

                                    ARTICLE 1

                     AMENDMENT AND RESTATEMENT; DEFINITIONS

     1.1 AMENDMENT AND RESTATEMENT. The License Agreement is hereby amended and restated in its entirety.

     1.2 DEFINITIONS. All abbreviations or capitalized terms in this Agreement shall have the meanings assigned to them in the body of this Agreement or Exhibit A and shall apply both to their singular and plural forms as the context may require.

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                                    ARTICLE 2

                                 GRANT OF RIGHTS

     2.1   EXCLUSIVE GRANT TO LICENSEE. Except as otherwise set forth in
Section 2.2 and Article 4, SureBeam hereby grants to Licensee and its Affiliates a perpetual, exclusive (even as to SureBeam), fully paid and royalty-free license in the Territory under the Patent Rights, Improvements and Other Intellectual Property to develop, use, improve, modify, manufacture, have manufactured, offer for sale, market, promote, distribute, sell, import or otherwise deal in any Licensed Products (as defined in EXHIBIT A), in any and all fields, except the Reserved Fields, for any purpose, in any manner or for any application.

     2.2 RESERVATION BY SUREBEAM. Licensee acknowledges that SureBeam hereby expressly reserves the rights, only in the Reserved Fields, to develop, use, manufacture, improve, modify, have manufactured, offer for sale, market, promote, distribute, sell, import or otherwise deal in any Licensed Products for any purpose, in any manner or for any application. SureBeam does not reserve any right, and shall have none of the foregoing rights, outside the Reserved Fields.

     2.3   SOFTWARE LICENSE AND DELIVERY.

           (a) SureBeam hereby grants to Licensee and its Affiliates a perpetual, irrevocable, nonexclusive, fully paid, royalty-free license in the Territory to reproduce, use, modify and create Derivative Works from the Licensed Software and to develop, use, improve, modify, manufacture, have manufactured, offer for sale, market, promote, distribute, sell, import or otherwise deal in any Licensed Products incorporating the Licensed Software or Derivative Works in any and all fields, except the Reserved Fields, for any purpose, in any manner or for any application.

           (b) On or before September 30, 2003, SureBeam shall deliver to Licensee a complete set of the Licensed Software, in both object and Source Code forms, and all related manuals, documentation, specifications, instructions and any other software tools or writings, if any, then in SureBeam's possession which are necessary for Licensee's use of the Licensed Software to the full extent as contemplated in Section 2.3(a).

     2.4   TRADEMARK LICENSE.

           (a) GRANT OF LICENSE. SureBeam grants to Licensee a nonexclusive, nontransferable license to use the trademarks, trade dress, service marks, trade names and brand names set forth on Exhibit A-2 the "MARKS") in connection with any Licensed Product subject to the following terms and conditions. Licensee, however, shall have no obligation to use any of the Marks on any of the Licensed Products and may sell such Licensed Products under any trademark, service mark, or brand name of its choice.

           (b) OWNERSHIP OF MARKS. Licensee acknowledges SureBeam's ownership of the Marks, and agrees that it will do nothing inconsistent with such ownership and that all use of the Marks by Licensee shall inure to the benefit of and on behalf of SureBeam. Licensee agrees that nothing in this Agreement shall give Licensee any right, title or interest in and to the Marks

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other than the right to use the Marks in accordance with the terms of this
Agreement and Licensee agrees that it will not attack the title of SureBeam to the Marks or attack the validity of this Agreement.

           (c) QUALITY STANDARDS. Licensee agrees that the nature and quality of all services rendered by Licensee in connection with the Marks; all goods sold by Licensee under the Marks; and all related advertising, promotional and other related uses of the Marks by Licensee shall conform to quality standards set by SureBeam from time to time.

           (d) QUALITY MAINTENANCE. Licensee agrees to cooperate with SureBeam in facilitating SureBeam's maintenance of its quality standards by permitting reasonable inspection of Licensee's manufacturing facility if Licensee is manufacturing Licensed Products sold under the Marks and supplying SureBeam with specimens of all uses of the Marks upon request.

           (e) FOR OF USE. Licensee agrees to use the Marks only in the form and manner and with appropriate legends as reasonably prescribed from time to time by SureBeam.

     2.5 LICENSE TO SUREBEAM. Licensee hereby grants to SureBeam and its Affiliates a perpetual, irrevocable, nonexclusive, fully paid, royalty-free license in the Territory and limited to the Reserved Fields: (i) to reproduce, use, modify any License Improvement; and (ii) to develop, use, improve, modify, manufacture, have manufactured, offer for sale, market, promote, distribute, sell, import or otherwise deal in any products incorporating any Licensee Improvements, for any purpose, in any manner or for any application.

                                    ARTICLE 3

                                   SUBLICENSES

     3.1 RIGHT TO GRANT SUBLICENSES. Licensee (or any of its Affiliates) shall have the right, in its discretion, to sublicense any one or more third parties, under the rights, and to the full extent, granted to Licensee and its Affiliates pursuant to Sections 2.1 and 2.3. All such sublicenses shall specifically exclude the Reserved Fields, shall name SureBeam as a third party beneficiary and shall acknowledge SureBeam's right to enforce its exclusivity in the Reserved Fields against such sublicensee.

     3.2 TERMS OF SUBLICENSES. Any sublicense granted by Licensee or its Affiliates under this Agreement shall be subject and subordinate to the terms and conditions of this Agreement.

                                    ARTICLE 4

                                  CONSIDERATION

     In consideration of the amended and restated rights and licenses granted to Licensee pursuant to this Agreement:

     4.1 LICENSE FEE. Licensee shall pay SureBeam a license fee in the amount of eight million dollars ($8,000,000). Licensee shall pay SureBeam an initial installment of this license

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fee ("INITIAL INSTALLMENT") in the amount of four million dollars ($4,000,000)
on or before September 30, 2001, and shall pay SureBeam the remaining four million dollars ($4,000,000) in four equal installments of one million ($1,000,000) each on March 31, 2002, June 30, 2002, September 30, 2002 and
December 31, 2002. SureBeam acknowledges that the Initial Installment has been received in full by SureBeam prior to the Effective Date, and that the obligations of Licensee with respect to the Initial Installment have been fully discharged. The Parties agree and acknowledge that the license fee is nonrefundable.

     4.2 SENIOR CREDIT FACILITY. Licensee shall make available to SureBeam a senior secured revolving line of credit in the amount of up to fifty million dollars ($50,000,000) (the "SECURED LINE OF CREDIT") pursuant to a credit agreement and other credit facility agreements to be negotiated and entered into between Licensee and SureBeam, subject to Licensee obtaining the consent of the requisite number of lenders under its Senior Secured Credit Agreement dated as of February 23, 2000, as subsequently amended ("TITAN CREDIT FACILITY"), to the extension of the credit facility.

     4.3 EXCHANGE AGREEMENTS. Licensee shall exchange the Subordinated Promissory Note dated August 4, 2001 in the principal amount not to exceed seventy-five million dollars ($75,000,000) owed by SureBeam to Licensee for shares of Class B Common Stock and Class A Common Stock of SureBeam Corporation (the "EXCHANGE") pursuant to an Exchange Agreement to be entered into between SureBeam Corporation and Licensee, subject to Licensee obtaining the consent of the requisite number of lenders under the Titan Credit Facility. Licensee and SureBeam acknowledge that Licensee will exchange two million dollars ($2,000,000) in accrued interest on the Subordinated Promissory Note for 190,385 shares of Class B Common Stock of SureBeam Corporation pursuant to an Exchange Agreement dated December 31, 2001 between Licensee and SureBeam.

     4.4 NO ACCOUNTING. Licensee shall have no obligation to account to SureBeam in respect of any profits or other consideration that Licensee or its Affiliates receives in connection with its exploitation of any of the rights and licenses granted to Licensee pursuant to this Agreement.

                                    ARTICLE 5

                                  IMPROVEMENTS

     5.1 IMPROVEMENTS. The parties hereto acknowledge that each of them intends over the course of this License to continue to develop and improve upon the Patent Rights, for purposes or applications within or outside of the Reserved Fields, as the case may be, and that such continued development of and improvements to the technology licensed hereunder is in their mutual best interests. As good and valuable consideration for the continued mutual exchange of such Improvements, the receipt of which is hereby acknowledged, each party agrees to promptly provide the other with notice of any Improvement conceived, discovered or developed by such party, such notice being of sufficient detail to allow the other party to evaluate the scientific and economic aspects of the Improvement.

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     5.2   UPDATES AND UPGRADES. In addition, during the Term (as defined below), SureBeam shall provide Licensee, promptly, but in no event later than thirty (30) days after SureBeam first makes them available, with all enhancements, modifications, update or upgrades (collectively, "UPGRADES") to the Licensed Software or any modules thereof, in both object and Source Code forms, at no additional cost to Licensee or Affiliates for use in all fields other than the Reserved Fields.

                                    ARTICLE 6

                        OWNERSHIP; INTELLECTUAL PROPERTY

     6.1 TITLE; VALIDITY. SureBeam hereby represents and warrants that it possesses full rights, title and interest in and ownership of (i) the Patent Rights, (ii) the Licensed Software and Upgrades, and (iii) any Improvements and Other Intellectual Property developed by SureBeam. SureBeam further represents and warrants that, to the best of SureBeam's knowledge, its claims of the Patent Rights are valid. SureBeam agrees and acknowledges that Licensee or its Affiliates or sublicensees, as applicable, shall retain all rights, title and interest in and ownership of any Improvements (and Intellectual Property Rights therein) developed by Licensee or its Affiliates or sublicensees.

     6.2 OWNERSHIP OF DERIVATIVE WORKS. Any derivative works, modifications, enhancements, improvements, translations or other alterations to the Licensed Software or Upgrades developed, conceived or made by or on behalf of Licensee or its Affiliates and the Intellectual Property Rights therein shall be the sole and exclusive property of Licensee, subject to SureBeam's ownership of the Licensed Software.

     6.3 FILING, PROSECUTION AND MAINTENANCE OF PATENT APPLICATIONS. SureBeam, at its sole cost and expense, shall be responsible for the preparation, filing, prosecution, defense, protection and maintenance of the Patent Rights and any Other Intellectual Property. SureBeam and Licensee shall consult and cooperate on the exercise of any such rights, obligations and duties. Subject to the foregoing, the parties shall allocate the rights, obligations and duties regarding such patents and patent applications and other proprietary rights among themselves as follows:

           (a) Licensee shall have the right to reasonably approve any outside counsel selected by SureBeam with respect to preparation, filing, prosecution, defense, protection or maintenance of Patent Rights, Improvements or Other Intellectual Property. SureBeam and Licensee will keep each other and their respective counsel advised of the status of such preparation, filing, prosecution, defense, protection or maintenance and shall provide each other and such counsel with copies of all official communications, amendments and responses with respect to the patent applications and patents included in the Patent Rights, Improvements or the Other Intellectual Property and copies of all complaints, pleadings, briefs, memoranda and other court papers and correspondence with others relating to the defense of the Patent Rights, Improvements or Other Intellectual Property ("LITIGATION DOCUMENTS"). All official communications and Litigation Documents received by either SureBeam or Licensee and shall be provided promptly to the other, and proposed responses and amendments or Litigation Documents shall be provided by SureBeam to Licensee for Licensee's review sufficiently prior

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to filing or other use to allow for review and comment by Licensee; provided that Licensee's responses will be provided in a timely fashion. SureBeam will use all reasonable efforts to implement reasonable requests by Licensee with respect to the foregoing. SureBeam shall not settle any action, suit or proceedings in defense of any of the Patent Rights, Improvements or Other Intellectual Property without the prior written consent of Licensee, such consent not to be withheld unreasonably (which shall include, without limitation, the right to withhold consent for any settlement that would deprive Licensee of a material economic benefit from the exploitation of the licensed rights in any field other than the Reserved Field). Licensee, in its sole discretion, shall have the right, at Licensee's expense, to participate jointly with SureBeam in the defense of the Patent Rights, Improvements and/or Other Intellectual Property, with Licensee's counsel serving in a joint lead counsel role.

           (b) If SureBeam fails to assume the defense of any of the Patent Rights, Improvements or Other Intellectual Property in accordance with
Section 6.3(a) within fifteen (15) days from receipt of any official communication or service of any action, suit or proceeding alleging invalidity or interference of any of the Patent Rights, Improvements or Other Intellectual Property or otherwise requiring defense of such Patent Rights, Improvements or Other Intellectual Property, then Licensee shall have the right to assume the defense of such rights with counsel of Licensee's choice without consulting with SureBeam and proceed with such defense as Licensee in its sole discretion deems to be in its best interest for the preservation of its rights under this Agreement and to enter into any settlements or abandon its defense of any Patent Rights, Improvements or Other Intellectual Property as it deems to be in its best interest, all without any duty to protect the interests of SureBeam. SureBeam shall cooperate with Licensee in connection with any such defense, including, without limitation, being named as a necessary party, signing court or other papers, supplying documentary evidence and making witnesses in SureBeam's employment available.

           (c) SureBeam shall pay for all Patent Costs during the Term. "PATENT COSTS" as used in this Agreement shall mean out-of-pocket expenses incurred by SureBeam in connection with the preparation, filing, prosecution, defense, protection or maintenance of patent applications and patents included within the Patent Rights or Improvements and any other proprietary rights included within the Other Intellectual Property, including the fees and expenses of attorneys and patent agents retained by SureBeam and filing fees and maintenance fees (including, but not limited to, license payments or fees). Except as provided in Section 6.3(e), such Patent Costs shall also include any such expenses incurred by Licensee if SureBeam fails to defend any patent applications and patents included within the Patent Rights or Improvements or any other proprietary rights included within the Other Intellectual Property and SureBeam shall promptly reimburse Licensee for any such Patent Costs, as such Patent Costs are incurred.

           (d) Licensee will cooperate with SureBeam in the preparation, filing and maintenance and prosecution of the patent applications and patents included in the Patent Rights and any other proprietary rights included within the Other Intellectual Property by disclosing such information as may be useful, necessary, or appropriate, including, without limitation, by promptly executing such documents as SureBeam may reasonably request to effect such efforts.

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           (e)    If SureBeam decides, at any time, not to file or maintain a patent application or patent within the Patent Rights or any other proprietary right within the Other Intellectual Property, SureBeam shall notify Licensee of such decision and then Licensee shall have the right, but not the obligation, to file and maintain such application or patent at its own expense and SureBeam shall assign and transfer such patent application or patent to Licensee and SureBeam shall cooperate with Licensee to the full extent necessary for such purpose.

     6.4 PATENT AND OTHER INTELLECTUAL PROPERTY ENFORCEMENT. The parties shall allocate the rights, obligations and duties regarding the enforcement of patents and patent applications within the Patent Rights and other proprietary rights within the Other Intellectual Property among themselves as follow:

           (a) If either party becomes aware of the infringement of any Patent Right, Improvement or Other Intellectual Property by any third party it shall promptly notify the other in writing, but in all events within fifteen (15) days and provide all relevant information known to such party.

           (b) SureBeam shall be solely responsible for enforcing the Patent Rights, Improvement or Other Intellectual Property Rights (each, an "ENFORCEMENT ACTION") in the Reserved Fields and shall pay all expert, legal and other costs or expenses related thereto (collectively, the "EXPENSES"). Licensee shall have the right to reasonably approve any outside counsel selected by SureBeam with respect to any Enforcement Action by SureBeam. Licensee shall be solely responsible for Enforcement Actions in fields other than any of the Reserved Fields and shall pay all Expenses related thereto. SureBeam shall have the right to reasonably approve any outside counsel selected by Licensee with respect to any Enforcement Action by Licensee. If either party wants to bring an Enforcement Action that relates both to the Reserved Field and any other field, then it shall confer with the other party and if the other party agrees to the proposed Enforcement Action, then the parties shall jointly pursue the Enforcement Action and share the Expenses relating to such Enforcement Action in accordance with the parties' agreement. Each of SureBeam and Licensee shall have the right, at its expense, to participate jointly in any Enforcement Action brought by the other party. If either party fails to bring any Enforcement Action for which is it is responsible within a reasonable period of time after becoming aware of the infringement, the other party, in its sole discretion, and at its cost, may bring such Enforcement Action. Each party shall cooperate with the other party in connection with any Enforcement Action, including, without limitation, being named as a necessary party, signing court or other papers, supplying documentary evidence and making witnesses in such party's employment available.

           (c) SureBeam and Licensee will keep each other and their respective counsel advised of the status of any Enforcement Action and shall provide each other and such counsel with copies of all complaints, pleadings, briefs, memoranda and other court papers and correspondence with others relating to the Enforcement Action ("ENFORCEMENT DOCUMENTS"). Any Enforcement Documents received by either SureBeam or Licensee and shall be provided promptly to the other, and proposed Enforcement Documents shall be provided by the party responsible for the Enforcement Action to the other party for review sufficiently prior to filing or other use to allow for review and comment by the other party; provided that such other party's responses will be provided in a timely fashion. The party responsible for the Enforcement

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Action will use all reasonable efforts to implement reasonable requests by the other party with respect to the foregoing. Neither party shall settle any Enforcement Action, without the prior written consent of the other party, such consent not to be withheld unreasonably, except no prior written consent shall be required if the settlement entitles the party responsible for the Enforcement Action to receive recoveries, damages or awards, the Enforcement Action did not include claims relating to any field belonging to the other party under this Agreement and the settlement does not involve any covenants, injunctions, orders or decrees that materially affect or could reasonably be expected to materially affect the rights of the other party to exploit its rights in any of the Patent Rights, Improvements or Other Intellectual Property.

           (d) Any and all recoveries, damages and awards (collectively, the "RECOVERIES") resulting from such Enforcement Action, after reimbursement of the party responsible for the Enforcement Action their related Expenses incurred in connection therewith, shall belong to SureBeam if they relate to the Reserved Fields or to Licensee if they relate to any other field or will be shared by SureBeam and Licensee based upon the proportion of Recoveries allocated to the Reserved Fields and to other fields.

                                    ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES; DISCLAIMERS

     7.1   LEGAL AUTHORITY. Each party represents and warrants to the other that
(i) it is a corporation or entity duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; (ii) it has the legal power, authority and right to enter into, and perform its obligations under, this Agreement; and (iii) the execution, delivery and performance of this Agreement by each such party has been duly authorized by all requisite corporate action.

     7.2 NO CONFLICTS. Each party represents and warrants that as of the Effective Date of this Agreement it is not, and that it will not during the Term become, a party to any agreement or arrangement with any third party or be subject to any obligation or restriction which in any way limits or conflicts with the implementation of this Agreement or its ability to fulfill any of its obligations under this Agreement.

     7.3 NO KNOWN INFRINGEMENT. SureBeam hereby represents and warrants that, to the best of SureBeam's knowledge, the Patent Rights relate to technology and methods that may be practiced without infringing the Intellectual Property Rights (as defined in EXHIBIT A) of any third party. In addition, SureBeam represents and warrants that as of the date of this Agreement, the Licensed Software, Upgrades and each module or component thereof, do not and will not infringe or violate any third party's Intellectual Property Rights or other rights.

     7.4 THIRD PARTY SOFTWARE. SureBeam hereby represents and warrants that EXHIBIT B contains a complete and accurate list of all third party software required by Licensee in order to enable the Licensed Software to function as its current application of operating and control SureBeam irradiation systems for use in the irradiation of food.

     7.5 VIRUSES. SureBeam hereby represents and warrants that the Licensed Software, Upgrades and the media on which the Licensed Software is furnished to Licensee, when and as delivered to Licensee, will contain no Viruses. Without limiting this warranty, SureBeam shall

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use a commercially-available anti-virus screening program to screen the media containing the Licensed Software and the Licensed Software before delivery of such media or Licensed Software to Licensee.

     7.6 DISCLAIMER; LIMITATION OF LIABILITY. EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 6.1, 7.1, 7.2 AND 7.3 OF THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIAON OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PATENT RIGHTS, IMPROVEMENTS, LICENSED SOFTWARE, UPGRADES OR OTHER INTELLECTUAL PROPERTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. EXCEPT WITH RESPECT TO A BREACH OF SECTION 6.1, 7.1, 7.2 OR 7.3, OR A PARTY'S INDEMNIFICATION OBLIGATIONS UNDER ARTICLE 8, IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT.

                                    ARTICLE 8

                                 INDEMNIFICATION

     8.1 INDEMNIFICATION BY LICENSEE. Licensee agrees to indemnify SureBeam, and its directors, officers, stockholders and employees, and to hold such parties harmless from any action, claim, or liability, including without limitation liability for death, personal injury, and/or property damage, arising out of (i) the use by Licensee or its Affiliates or sublicensees of any Improvements developed by Licensee or its Affiliates or sublicensees, or
(ii) any breach by Licensee of Section 7.1 or 7.2; provided, however, that such indemnification shall not apply to any claims resulting from the willful misconduct, negligence or fraud of SureBeam, its directors, officers, stockholders or employees.

     8.2 INDEMNIFICATION BY SUREBEAM. SureBeam agrees to indemnify Licensee, and its directors, officers, stockholders and employees, and to hold such parties harmless from any action, claim, or liability, including without limitation liability for death, personal injury, Intellectual Property Rights infringement and/or property damage, arising out of (i) the use of any Other Intellectual Property or any Improvements developed by SureBeam or its Affiliates or sublicensees, or (ii) any breach by SureBeam of Section 6.1, 7.1,
7.2 or 7.3; provided, however, that such indemnification shall not apply to any claims resulting from the willful misconduct, negligence or fraud of Licensee, its directors, officers, stockholders or employees.

     8.3 PROCEDURE. In the event of the assertion or commencement by any person of any claim or legal proceeding with respect to which a party
(the "INDEMNIFYING PARTY") may become obligated to hold harmless, indemnify, compensate or reimburse any person entitled to indemnification pursuant to
Section 8.1 or 8.2, as applicable (the "INDEMNIFIED PARTY"), the Indemnifying Party shall defend such claim or legal proceeding, subject to the following:

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           (a)    all reasonable legal, expert and other expenses relating to the defense of such claim or legal proceeding shall be borne and paid exclusively by the Indemnifying Party;

           (b) each Indemnified Party shall make available to the Indemnifying Party any documents and materials in its possession or control that may be necessary to the defense of such claim or legal proceeding; and

           (c) The Indemnifying Party shall have the right to settle, adjust or compromise such claim or legal proceeding with the consent of the Indemnified Party, which will not unreasonably be withheld. Consent may not be withheld if the Indemnified Party receives, as part of the settlement or compromise, an unconditional release relating to such claim or legal proceeding.

                                    ARTICLE 9

                                 CONFIDENTIALITY

     A party receiving or gaining access to Confidential Information of the other party will: (a) maintain in confidence such Confidential Information to the same extent the receiving party maintains its own proprietary information;
(b) not disclose such Confidential Information to any third party without prior written consent of the disclosing party, other than to Affiliates, employees, agents, consultants, permitted sublicensees and other representatives of the receiving solely to the extent necessary to accomplish the purposes of this Agreement, so long as such persons are under an obligation of confidentiality no less stringent than as set forth herein; and (c) not use such Confidential Information for any purpose, whether for its own benefit or the benefit of any third party, except (i) as expressly authorized by this Agreement, or (ii) as required by law, rule, regulation or court order (provided that the disclosing party will use commercially reasonable efforts to obtain confidential treatment of any such information required to be disclosed). Each party will promptly notify the other party upon discovery of any unauthorized use or disclosure of the other party's Confidential Information.

                                   ARTICLE 10

                              TERM AND TERMINATION

     10.1 TERM. Unless earlier terminated in accordance with this Article 10, this Agreement shall begin on the Effective Date and shall remain in effect for the life of the last-to-expire patent within the Patent Rights (the "TERM").

     10.2 TERMINATION FOR BREACH. If, at any time during the Term, a party to this Agreement breaches a material provision or term of this Agreement, and has not cured such breach within sixty (60) days after its receipt of written notice thereof from the non-breaching party, then such non-breaching party shall have the right to terminate this Agreement effective upon written notice to the breaching party, whereupon all rights and obligations of the parties under this Agreement shall terminate except as set forth in Section 11.9.

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     10.3  REMEDIES. In the event of any breach of any provision of this
Agreement, in addition to the termination rights set forth herein, each party shall have all other rights and remedies at law or equity to enforce this Agreement.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

     11.1 INDEPENDENT CONTRACTORS. In making and performing this Agreement, SureBeam and Licensee act and shall act at all times as independent contractors and nothing contained in this Agreement shall be construed or implied to create an agency, partnership or employer and employee relationship between SureBeam and Licensee. At no time shall one party make commitments or incur any charges or expenses for or in the name of the other party except as specifically provided herein.

     11.2 FURTHER ASSURANCE. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

     11.3 EXPENSES. Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

     11.4 ASSIGNMENT; BINDING EFFECT. Except as expressly provided hereunder, neither this Agreement, nor any rights or obligations hereunder, may be assigned or delegated by either party without the prior written consent of the other party (which consent shall not be unreasonably withheld); PROVIDED, HOWEVER, that either party may assign and delegate this Agreement without the other party's consent to any of its Affiliates or in connection with a merger, acquisition or reorganization involving the assigning party or the transfer or sale of all or substantially all of the business of the assigning party; AND PROVIDED FURTHER, that the assignee previously assumes in writing all obligations of the assigning party. Notwithstanding the foregoing, any such assignment to an Affiliate shall not relieve the assigning party of its responsibilities for performance of its obligations under this Agreement. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Section 11.4 shall be null and void.

     11.5 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered or certified mail (return receipt requested), by courier or express delivery service or by facsimile or other electronic transmission, with the original by mail) to the address or facsimile number set forth on the signature pages by the name of such party (or to such other address or facsimile number as such party shall have specified in a written notice given to the other party hereto).

     11.6 AMENDMENT. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each party.

     11.7 WAIVER. No provision of this Agreement, unless such provision otherwise provides, will be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

     11.8 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     11.9 POST-TERMINATION/SURVIVAL. Expiration or termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior to such termination or expiration, and Articles 2, 3, 5, 7, 8, 9 and 11 shall survive termination or expiration of this Agreement for any reason. Upon any termination or expiration of this Agreement, each party shall return to the disclosing party, and purge from its electronic and other records, all Confidential Information of the disclosing party.

     11.10 ENTIRE AGREEMENT. This Agreement (and Exhibit A attached and incorporated herein) constitutes the sole, final and entire agreement between the parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the parties with respect thereto including, without limitation, the License Agreement. No amendment or modification of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

     11.11 OTHER AGREEMENTS. Except as expressly set forth in this Agreement, nothing in this Agreement shall limit any of the rights, remedies or obligations of the parties under any other agreement between SureBeam and Licensee.

     11.12 GOVERNING LAW; JURISDICTION AND VENUE; INJUNCTIVE RELIEF. This Agreement shall be construed in accordance with, and governed and enforced in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of law). In any legal action relating to this Agreement, each party agrees to the exercise of jurisdiction over it by a state court in San Diego County, California or a federal court in the Southern District of California. Notwithstanding the preceding sentence or the provisions of Section 11.14, either party may immediately seek injunctive relief with respect to breaches of Articles 7 or 9 in any court otherwise having jurisdiction.

     11.13 ESCALATION PROCEDURE FOR DISPUTE RESOLUTION. The parties shall seek to resolve any dispute arising under this Agreement in accordance with the procedure set forth in this Section 11.13. Prior to undertaking any legal action to enforce any provision of this Agreement, the party contemplating such enforcement shall provide written notice to the other party of the contemplated legal action and shall briefly describe the nature of the dispute between the parties relating to such action. If after negotiating in good faith the parties are unable to resolve the dispute within twenty (20) days of the other party's receipt of such written notice, then the dispute will be referred to the Chief Executive Officer of Licensee and of SureBeam respectively, or their designees, for good faith resolution for a period of fifteen (15) days. If the parties fail to resolve the dispute within such fifteen-day period, either party may pursue any remedies available to under this Agreement.

     11.14 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     11.15 CONSTRUCTION.

           (a) Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

           (b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

           (c) The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

           (d) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

           (e) Except as otherwise indicated, all references in this Agreement to "Sections" are intended to refer to Sections of this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

                                        SB OPERATINGCO, INC.
                                        a Delaware Corporation

                                        By:   /s/  David Rane
                                           -------------------------------------

                                        Print Name:  David Rane
                                                   -----------------------------

                                        Title:   SVP-CFO
                                              ----------------------------------

                                         3033 Science Park Road
                                         San Diego, California  92121-1199
                                         Attention: Corporate Secretary

                                        THE TITAN CORPORATION
                                        a Delaware Corporation

                                        By:   /s/ Mark W. Sopp
                                           -------------------------------------

                                        Print Name:  Mark W. Sopp
                                                   -----------------------------

                                        Title:   Sr. VP and CFO
                                              ----------------------------------

                                        3033 Science Park Road
                                        San Diego, California  92121-1199
                                        Attn: Corporate Secretary

                       [LICENSE AGREEMENT SIGNATURE PAGE]

                                    EXHIBIT A

                                   DEFINITIONS

     "AFFILIATE" means any entity that directly or indirectly Owns, is Owned by or is under common Ownership, with a party to this Agreement, where "Owns" or "Ownership" means direct or indirect possession of at least fifty percent of the outstanding voting securities of a corporation or a comparable equity interest in any other type of entity.

     "CONFIDENTIAL INFORMATION" means any proprietary information of a party, including information relating to the Patent Rights and Improvements and Other Intellectual Property, and any information relating to any discoveries, inventions, data, know-how, trade secrets, techniques, methods, materials, data, patent and legal data or descriptions, research project, work in process, future development, scientific, engineering, manufacturing, marketing, business plan, financial or personnel matter relating to such party, its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form. Notwithstanding the foregoing, Confidential Information will not include any information that the receiving party can prove by competent written evidence:

           (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving party, generally known or available;

           (b) is known to, and may be used without restriction by, the receiving party at the time of receiving such information, as evidenced by its records;

           (c) is hereafter furnished to the receiving party by a third party, as a matter of right and without restriction on disclosure;

           (d) is independently developed by the receiving party without the aid, application or use of proprietary information of the other party then subject to the confidentiality or use restrictions of this Agreement.

     "DERIVATIVE WORK" means any software program or programs that are derivative works of the Licensed Software that are created by or for Licensee or its Affiliates.

     "IMPROVEMENTS" mean all inventions, data, know-how, methods, materials or discoveries, whether patentable or not, conceived, discovered or developed by employees or agents of SureBeam or Licensee, or their respective Affiliates in the field of irradiation.

     "LICENSED SOFTWARE" means the information and control software programs, (including any and all modules thereto) known as the SureTrack system, used to operate and control the SureBeam irradiation systems, both in object code and in Source Code forms, and any modified, updated or enhanced versions of such programs developed by SureBeam or its Affiliates from time to time.

     "PATENT RIGHTS" means SureBeam's rights, either by ownership, assignment or license with a right to sublicense, under the patents and patent applications listed on Exhibit A-1 hereto and any patents and patent applications claiming any Improvement. "Patent Rights" include, without limitation, all rights arising under any jurisdiction in the Territory under patents and patent applications, and any and all patents issuing therefrom or claiming priority thereto (including utility, model and design patents and certificates of invention), together with any and all substitutions, extensions (including supplemental protection certificates), registrations, confirmations, reissues, divisionals, continuations, continuations-in-part, re-examinations, renewals and foreign counterparts of the foregoing.

     "LICENSED PRODUCTS" means any product made with, from, using, practicing or incorporating all or any Patent Rights or Improvements, Licensed Software or Other Intellectual Property.

     "INTELLECTUAL PROPERTY (RIGHTS)" means an entity's rights, either by ownership, assignment or license with a right to sublicense, under all trade secrets, inventions, invention disclosures, patents, patent registrations, mask-works and mask-work registrations, know-how, discoveries, designs, copyrights, copyright registrations, data rights or applications or works of authorship of such entity, whether arising under the laws of any jurisdiction in the Territory or any international treaty.

     "OTHER INTELLECTUAL PROPERTY (RIGHTS)" means SureBeam's Intellectual Property Rights that are not covered by the Patent Rights but are related to or used in any field other than the Reserved Fields and that exist as of the Effective Date.

     "RESERVED FIELDS" means the following applications or fields of use:
(i) irradiation or pasteurization of any type or category of food (including, without limitation, meat, fish, eggs, seafood, fruits, vegetables, and spices),
(ii) irradiation or x-ray inspection of animal hides, and (iii) irradiation or x-ray inspection of flowers. The Reserved Field shall not include the irradiation or purification or other processing of water for any purpose, including human consummation, and water shall not be considered as a category of food.

     "SOURCE CODE" means the human-readable version of a software program that can be complied into machine-readable object code together with any and all existing documentation related to such human-readable code necessary to assist a software engineer in modifying, maintaining or operating such software code, include without limitation, code commentary and explanations, diagrams and code architecture related thereto.

     "TERRITORY" means every country and territory worldwide.

     "VIRUS" means any computer code designed to (a) disrupt, disable, harm or otherwise impede in any manner the operation of a computer program or computer system or (b) damage or destroy any data files residing on a computer system without the user's consent.

                                   EXHIBIT A-1

                             SUREBEAM PATENT RIGHTS

                              UNITED STATES PATENTS

----------------------------------------------------------------------------------------------------------------------
                        TITLE OF PATENT                                PATENT NUMBER               ISSUE DATE
----------------------------------------------------------------------------------------------------------------------
Conveyor System Utilizing Article Carriers                               5,590,602                   1/7/97
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System in which Article-Transporting                 5,994,706                  11/30/99
Conveyor is Closely Encompassed By Shielding Material
----------------------------------------------------------------------------------------------------------------------
Irradiation System Utilizing Conveyor Transported Article                5,396,074                   3/7/95
Carriers
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System Having Intermediate Wall of                   6,127,687                  10/3/00
Radiation Shielding Material within Loop of Conveyor System
that Transports the Articles
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System Having Intermediate Wall of                   6,294,791                  9/25/01
Radiation Shielding Material within Loop of Conveyor System
that Transports the Articles
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System in which Article Transporting                 6,285,030                   9/4/01
Conveyor is Closely Encompassed by Shielding Material
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System Having Intermediate Wall of                   6,236,055                  5/22/01
Radiation Shielding Material within Loop of Conveyor System
that Transports the Articles
----------------------------------------------------------------------------------------------------------------------

                        UNITED STATES PATENT APPLICATIONS

---------------------------------------------------------------- ------------------------------ ----------------------
                  TITLE OF PATENT APPLICATION                    APPLICATION SERIAL NO.              FILING DATE
----------------------------------------------------------------------------------------------------------------------
Apparatus for, and Methods of, Sterilizing Products, Primarily            09/456,061                   12/7/99
Food Products
----------------------------------------------------------------------------------------------------------------------
Apparatus for, and Methods of, Sterilizing Products, Primarily             60/141781                   6/30/99
Food Products
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Opposite Sides of                   09/710730                  11/10/00
Articles with Optimal Amounts of Cumulative Irradiation
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Article with X-Ray Beam             09/753287                  12/29/00
----------------------------------------------------------------------------------------------------------------------

                                      A-1-1

---------------------------------------------------------------- ------------------------------ ----------------------
                  TITLE OF PATENT APPLICATION                    APPLICATION SERIAL NO.              FILING DATE
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Food Products                       09/872131                    6/1/01
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Articles Particularly               09/881257                   6/13/01
Articles with Variable Dimensions
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Articles                            09/872441                    6/1/01
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Articles                            09/912576                   6/24/01
----------------------------------------------------------------------------------------------------------------------
Compact Self-Shielding Irradiation System and Method                       09/971986                   10/4/01
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Opposite Side of                    09/964785                   9/26/01
Articles with Optimal Amounts of Cumulative Irradiation
----------------------------------------------------------------------------------------------------------------------

                                      A-1-2

                              INVENTION DISCLOSURE

----------------------------------------------------------------------------------------------------------------------
                 TITLE OF INVENTION DISCLOSURE                                        INVENTORS
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Sterilizing Golf Ball to Increase     --
Ball's Flight Distance
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Converting Electron Beam to X-Ray     --
Beam
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Irradiating Article Inventors         John Thomas Allen; Gary K. Loda;
                                                                 George M. Sullivan; Colin B. Williams
----------------------------------------------------------------------------------------------------------------------
Fixtures for Providing an Irradiation within Acceptable Limits   Gary K. Loda;
                                                                 John Thomas Allen
----------------------------------------------------------------------------------------------------------------------
Combined Beam Splitter/Beam Scanner for Double Sided Radiation   Bruce Miller
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Providing Irradiation                 Gary K. Loda; Carl R. Eichenberger
----------------------------------------------------------------------------------------------------------------------
System for, and Method of, Scanning an Accelerator               Charles Gilbert
----------------------------------------------------------------------------------------------------------------------
Article Irradiation System Having Intermediate Wall of           George M. Sullivan; John Thomas Allen;
Radiation Shielding Material within Loop of a Conveyor System    Colin B. Williams
that Transports the Articles
----------------------------------------------------------------------------------------------------------------------

                                      A-1-3

                                   EXHIBIT A-2

                                   TRADEMARKS

                              SB OPERATINGCO, INC.
                                 TRADEMARK CHART
                         UPDATED AS OF DECEMBER 7, 2001

=====================================================================================================================
                                                                    SERIAL NO. (SN)/                   STATUS
           COUNTRY                        MARK                        REG. NO. (RN)
=====================================================================================================================
Argentina                       GOOD FOOD, MADE BETTER,    Awaiting serial number and           Unfiled
                                in class 40                confirmation of application filed
                                                           from local counsel
---------------------------------------------------------------------------------------------------------------------
Australia                       GOOD FOOD, MADE BETTER,    (SN) 894010                          Pending
                                in class 40
---------------------------------------------------------------------------------------------------------------------
Australia                       SUREBEAM in classes 9 &    (SN) 865938                          Allowed for
                                40                                                              Registration
---------------------------------------------------------------------------------------------------------------------
Brazil                          GOOD FOOD, MADE BETTER,    Awaiting serial number and           Unfiled
                                in class 40                confirmation of application filed
                                                           from local counsel
---------------------------------------------------------------------------------------------------------------------
Brazil                          SUREBEAM in class 9        (SN) 822,218,100                     Published
---------------------------------------------------------------------------------------------------------------------
Brazil                          SUREBEAM in class 40       (SN) 822,218,119                     Published
---------------------------------------------------------------------------------------------------------------------
Canada                          SUREBEAM in classes 9 &    (SN) 1068730                         Pending
                                40
---------------------------------------------------------------------------------------------------------------------
China                           SUREBEAM in class 9        (SN) 2001165531                      Pending
---------------------------------------------------------------------------------------------------------------------
China                           SUREBEAM in class 40       (SN) 2001179227                      Pending
---------------------------------------------------------------------------------------------------------------------
Egypt                           SUREBEAM in class 9        (SN) 144891                          Pending
---------------------------------------------------------------------------------------------------------------------
Egypt                           SUREBEAM in class 40       (SN) 144892                          Pending
---------------------------------------------------------------------------------------------------------------------
Guatemala                       GOOD FOOD, MADE BETTER,    Awaiting serial number and           Unfiled
                                in class 40                confirmation of application filed
                                                           from local counsel
---------------------------------------------------------------------------------------------------------------------
Guatemala                       SUREBEAM in class 9        (SN) 07579                           Pending
---------------------------------------------------------------------------------------------------------------------
Guatemala                       SUREBEAM in class 40       (SN) 07580                           Pending
------------------------------- -------------------------- ------------------------------------ ---------------------
Indonesia                       SUREBEAM in class 9        (SN) 16501-16604                     Pending
---------------------------------------------------------------------------------------------------------------------
Indonesia                       SUREBEAM in class 40       (SN) 16502-16605                     Published
---------------------------------------------------------------------------------------------------------------------
India                           SUREBEAM in class 9        (SN) 1012183                         Pending
---------------------------------------------------------------------------------------------------------------------
Jordan                          SUREBEAM in class 9        Awaiting serial number from local    Pending
                                                           counsel
---------------------------------------------------------------------------------------------------------------------
Jordan                          SUREBEAM in class 40       Awaiting serial number from local    Pending
                                                           counsel
---------------------------------------------------------------------------------------------------------------------
Japan                           GOOD FOOD, MADE BETTER,    Awaiting serial number and           Unfiled
                                in class 40                confirmation of application filed
                                                           from local counsel
---------------------------------------------------------------------------------------------------------------------
Japan                           SUREBEAM in classes 9 &    (SN) 2000-097384                     Published
                                40
---------------------------------------------------------------------------------------------------------------------
Kuwait                          SUREBEAM in class 40       (SN) 52208                           Pending
---------------------------------------------------------------------------------------------------------------------
Lebanon                         SUREBEAM in classes 9 &    (RN) 88045                           Registered
                                40
---------------------------------------------------------------------------------------------------------------------
Mexico                          GOOD FOOD, MADE            Awaiting serial number and           Unfiled
---------------------------------------------------------------------------------------------------------------------

                                      A-2-1

=====================================================================================================================
                                                                    SERIAL NO. (SN)/                   STATUS
           COUNTRY                        MARK                        REG. NO. (RN)
=====================================================================================================================
                                BETTER, in class 40        confirmation of application filed
                                                           from local counsel
---------------------------------------------------------------------------------------------------------------------
Mexico                          SUREBEAM in class 9        (SN) 496290                          Pending
---------------------------------------------------------------------------------------------------------------------
Mexico                          SUREBEAM in class 40       (SN) 496291                          Pending
---------------------------------------------------------------------------------------------------------------------
New Zealand                     SUREBEAM in Class 9 and    (SN) 651386                          Accepted for
                                40                         (SN) 651387                          Registration 1/23/02
---------------------------------------------------------------------------------------------------------------------
New Zealand                     GOOD FOOD, MADE BETTER,    (SN) 647625                          Pending
                                in class 40
---------------------------------------------------------------------------------------------------------------------
Oman                            SUREBEAM in class 9        (SN) 25945                           Pending
---------------------------------------------------------------------------------------------------------------------
Oman                            SUREBEAM in class 40       (SN) 25946                           Pending
---------------------------------------------------------------------------------------------------------------------
Panama                          SUREBEAM in class 9        (SN) 117604                          Pending
---------------------------------------------------------------------------------------------------------------------
Panama                          SUREBEAM in class 40       (SN) 115892                          Pending
---------------------------------------------------------------------------------------------------------------------
Philippines                     GOOD FOOD, MADE BETTER,    Awaiting serial number from local    Pending
                                in class 40                counsel
---------------------------------------------------------------------------------------------------------------------
Philippines                     SUREBEAM in classes        (SN) 4-2001005137                    Pending
                                9 & 40
---------------------------------------------------------------------------------------------------------------------
Pakistan                        SUREBEAM in class 9        (SN) 172685                          Pending
---------------------------------------------------------------------------------------------------------------------
Pakistan                        SUREBEAM in class 16       (SN) 173569                          Pending
---------------------------------------------------------------------------------------------------------------------
Qatar                           SUREBEAM in class 9        (SN) 25783                           Pending
---------------------------------------------------------------------------------------------------------------------
Qatar                           SUREBEAM in class 40       (SN) 25784                           Pending
---------------------------------------------------------------------------------------------------------------------
Russia                          SUREBEAM in class 9        (SN) 2001721891                      Pending
---------------------------------------------------------------------------------------------------------------------
Russia                          SUREBEAM in class 40       (SN) 2001721845                      Pending
---------------------------------------------------------------------------------------------------------------------
Saudi Arabia                    GOOD FOOD, MADE BETTER,    (SN) 73859                           Pending
                                in class 40
---------------------------------------------------------------------------------------------------------------------
Saudi Arabia                    SUREBEAM in class 9        (SN) 71887                           Pending
---------------------------------------------------------------------------------------------------------------------
Saudi Arabia                    SUREBEAM in class 40       (SN) 71888                           Pending
---------------------------------------------------------------------------------------------------------------------
South Africa                    SUREBEAM in class 9        (SN) 2001/12160                      Pending
---------------------------------------------------------------------------------------------------------------------
South Africa                    SUREBEAM in class 40       (SN) 2001/12161                      Pending
---------------------------------------------------------------------------------------------------------------------
South Korea                     SUREBEAM in class 7        (SN) 40200051220                     Published
---------------------------------------------------------------------------------------------------------------------
South Korea                     SUREBEAM in class 9        (SN) 40200041625                     Published
---------------------------------------------------------------------------------------------------------------------
South Korea                     SUREBEAM in class 40       (SN) 41200023540                     Pending
---------------------------------------------------------------------------------------------------------------------
Spain                           SUREBEAM in class 9        (SN) 2351499                         Published
---------------------------------------------------------------------------------------------------------------------
Spain                           SUREBEAM in class 37       (SN) 2414906                         Published
---------------------------------------------------------------------------------------------------------------------
Spain                           SUREBEAM in class 40       (SN) 2346640                         Published
---------------------------------------------------------------------------------------------------------------------
Thailand                        SUREBEAM in class 9        (SN) 472133                          Pending
---------------------------------------------------------------------------------------------------------------------
Thailand                        SUREBEAM in class 40       (SN) 472134                          Pending
---------------------------------------------------------------------------------------------------------------------
Turkey                          GOOD FOOD, MADE BETTER,    (SN) 2001-22756                      Pending
                                in class 40
---------------------------------------------------------------------------------------------------------------------
Turkey                          SUREBEAM in classes 9 &    Awaiting serial number from local    Pending
                                40                         counsel
---------------------------------------------------------------------------------------------------------------------
United Arab Emirates            SUREBEAM in class 9        (SN) 44556                           Pending
---------------------------------------------------------------------------------------------------------------------
United Arab Emirates            SUREBEAM in class 40       (SN) 44557                           Pending
---------------------------------------------------------------------------------------------------------------------

                                      A-1-2

=====================================================================================================================
                                                                    SERIAL NO. (SN)/                   STATUS
           COUNTRY                        MARK                        REG. NO. (RN)
=====================================================================================================================
United States                   GOOD FOOD, MADE BETTER,    (SN) 76/326,832                      Pending
                                in class 40
---------------------------------------------------------------------------------------------------------------------
United States                   SAFER FRESHER BETTER in    (SN) 76/326,461                      Pending
                                class 40
---------------------------------------------------------------------------------------------------------------------
United States                   SERVE WITH CONFIDENCE in   (SN) 76/264,588                      Pending
                                class 40
---------------------------------------------------------------------------------------------------------------------
United States                   SERVE WITH CONFIDENCE in   (SN) 76/264,589                      Pending
                                class 40
---------------------------------------------------------------------------------------------------------------------
United States                   SUREBEAM in class 9        (SN) 76/260,478                      Published
---------------------------------------------------------------------------------------------------------------------
United States                   SUREBEAM in class 40       (RN) 1,855,367                       Registered
---------------------------------------------------------------------------------------------------------------------
Untied States                   SUREBEAM & Design in       (SN) 76/326,834                      Pending
                                class 40
---------------------------------------------------------------------------------------------------------------------
United States                   SUREMAIL in class 40       (SN) 76/335,335                      Pending
---------------------------------------------------------------------------------------------------------------------
United States                   YOUR FAVIORITE FOODS       (SN) 76/264,590                      Pending
                                MADE BETTER in class 40
---------------------------------------------------------------------------------------------------------------------
Yemen                           SUREBEAM in class 9        Awaiting serial number from local    Pending
                                                           counsel
---------------------------------------------------------------------------------------------------------------------

                                      A-1-3

                                    EXHIBIT B

                              THIRD PARTY SOFTWARE

  ITEM NUMBER                            DESCRIPTION                                        VENDOR
-----------------------------------------------------------------------------------------------------------------
       1        RSLogix5000                                                   Rockwell Software
-----------------------------------------------------------------------------------------------------------------
       2        RSNetworx for DeviceNet                                       Rockwell Software
-----------------------------------------------------------------------------------------------------------------
       3        RSNetworx for ControlNet                                      Rockwell Software
-----------------------------------------------------------------------------------------------------------------
       4        RSLogix5                                                      Rockwell Software
-----------------------------------------------------------------------------------------------------------------
       5        PCAnywhere 10.0                                               Symantec
-----------------------------------------------------------------------------------------------------------------
       6        Safety Maintenance software for PSS safety PLC systems        Pilz
-----------------------------------------------------------------------------------------------------------------
       7        GML Commander                                                 Allen Bradley
-----------------------------------------------------------------------------------------------------------------
       8        RSView32 Works, 5000 tag                                      Allen Bradley
-----------------------------------------------------------------------------------------------------------------
       9        Disk Keeper Software                                          Executive Software
-----------------------------------------------------------------------------------------------------------------
       10       Windows 2000 server, 5 user license                           Microsoft
-----------------------------------------------------------------------------------------------------------------
       11       Microsoft SQL server 2000 with 5 user license                 Microsoft
-----------------------------------------------------------------------------------------------------------------
       12       RSLinx Professional                                           Allen Bradley
-----------------------------------------------------------------------------------------------------------------
       13       Windows NT 4.0 server, 5 user license                         Microsoft
-----------------------------------------------------------------------------------------------------------------
       14       Microsoft SQL server 7 with 5 user license                    Microsoft
-----------------------------------------------------------------------------------------------------------------
       15       Norton Anti Virus                                             Symantec
-----------------------------------------------------------------------------------------------------------------
       16       Microsoft Office                                              Micosoft
-----------------------------------------------------------------------------------------------------------------

                                       B-1